                                               Tax Parcel No.:


                                               ________________________________

                                               This document prepared by:
                                               ________________________________
                                               ________________________________
                                               ________________________________



                                               Attention:  ____________________







                     FORM OF MORTGAGE AND SECURITY AGREEMENT


                                 by and between


                          -----------------------------
                                  as Mortgagor


                                       and


                    ELDERTRUST OPERATING LIMITED PARTNERSHIP
                                  as Mortgagee



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                                TABLE OF CONTENTS

                                                                                                                Page

1.    REPRESENTATIONS, WARRANTIES AND COVENANTS...................................................................5

2.    ASSIGNMENT OF LEASES AND RENTS.............................................................................13

3.    DECLARATION OF NO SET-OFF..................................................................................13

4.    INSPECTION.................................................................................................14

5.    REQUIRED NOTICES...........................................................................................14

6.    CURE BY MORTGAGEE..........................................................................................14

7.    CHANGE IN LAWS.............................................................................................15

8.    RETENTION OF COUNSEL.......................................................................................15

9.    EVENTS OF DEFAULT..........................................................................................16

10.   REMEDIES...................................................................................................16

11.   RIGHTS AND REMEDIES CUMULATIVE.............................................................................18

12.   POSSESSION BY MORTGAGEE....................................................................................19

13.   WAIVERS....................................................................................................20

14.   CONDEMNATION...............................................................................................20

15.   SECURITY AGREEMENT.........................................................................................21

16.   FURTHER ASSURANCES.........................................................................................22

17.   NO OFFSET..................................................................................................23

18.   MISCELLANEOUS PROVISIONS...................................................................................23

19.   ENVIRONMENTAL MATTERS......................................................................................25

      --------------------

                              SCHEDULE OF EXHIBITS
                              --------------------

Exhibit A:  Legal Description of Mortgaged Premises

                                       i
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                         MORTGAGE AND SECURITY AGREEMENT
                         -------------------------------

                  THIS IS A MORTGAGE UNDER __________________________WHICH
SECURES, AMONG OTHER THINGS, FUTURE ADVANCES.

                  THIS MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") is made as of this _________ day of ____________ , 1998, by and between _______________, a _________________ with offices at ______________________ ("Mortgagor"), and
ELDERTRUST OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership with offices at 415 McFarlan Road, Suite 202 Kennett Square, Pennsylvania 19348 (together with its successors and assigns, "Mortgagee").


                                   BACKGROUND

                  WHEREAS, Mortgagor and Mortgagee have entered into that certain Construction Loan Agreement, dated as of the date hereof (as modified, renewed, extended, amended, supplemented and/or assigned from time to time, the "Loan Agreement"), the terms of which are incorporated herein by reference, pursuant to which the Mortgagee has agreed to make a loan (the "Loan") to the Mortgagor;

                  WHEREAS, in connection with the Loan Agreement, Mortgagor has executed and delivered a Secured Note (as modified, renewed, extended, amended, supplemented and/or assigned from time to time, the "Note"), dated as of the date hereof, payable to the order of Mortgagor as holder in the principal amount of $_________________ ;

                  WHEREAS, as a condition of making the Loan to Mortgagor, Mortgagee has required Mortgagor to execute and deliver this Mortgage;

                  WHEREAS, as additional security for the obligations secured hereby, Mortgagor has executed and delivered (or caused to be executed and delivered) to Mortgagee: (a) an Assignment of Rents and Leases assigning, among other things, all of Mortgagor's rights under all Residential Living Agreements (as defined in the Loan Agreement) as well as all other rents and income relating to or affecting the Mortgaged Premises (as defined herein) now or hereafter in effect (the "Assignment of Leases"); (b) an Assignment of Agreements Affecting Real Estate by Mortgagor in favor of Mortgagee (the "Assignment of Agreements"); (c) a Guaranty and Suretyship Agreement by _______ _____________________, an affiliate of Mortgagor, in favor of Mortgagee (the "Guaranty"); and (d) other documents given or to be given as security for the indebtedness evidenced by the Note;

                  WHEREAS, this Mortgage, together with the Loan Agreement, the Note, Assignment of Leases, Assignment of Agreements, the Guaranty and all other documents executed in connection therewith and herewith, as the same may be modified, renewed, extended, amended, supplemented and/or assigned from time to time, are sometimes collectively referred to herein as the "Loan Documents" or individually as a "Loan Document";

                  WHEREAS, the principal balance of the Note, together with interest thereon and all other sums payable thereunder or under the Loan Document or secured by the Loan Documents, is herein collectively referred to as the "Indebtedness"; and

                  WHEREAS, capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

                                   CONVEYANCE

                  NOW, THEREFORE, Mortgagor, in consideration of the Indebtedness, and to secure payment of the same, with interest and in accordance with the terms and conditions of the Loan Documents, and for performance of the agreements, conditions, covenants, provisions and stipulations contained herein and therein (the "Obligations"), has granted, bargained, sold, released and conveyed and by these presents hereby does grant, bargain, sell, release and convey unto Mortgagee, its successors and assigns, the real property located in ____________________, as described in Exhibit A attached hereto and incorporated herein by reference (the "Real Estate");

                  TOGETHER WITH all of Mortgagor's right, title and interest now owned or hereafter acquired in all buildings and improvements erected or hereafter erected on the Real Estate (the "Improvements");

                  AND TOGETHER WITH all of Mortgagor's right, title and interest now owned or hereafter acquired, in or to (a) all furnishings, fixtures, machinery, equipment and other articles of property of every nature whatsoever, whether or not real property, now or at any time hereafter installed in, attached to or situated in or upon, or used, useful, or intended to be used in connection with or in the operation or maintenance of, the Real Estate or the Improvements, or in the operation of any Improvements, plant or business now or hereafter situate thereon, which shall include, but not be limited to, all lighting, heating, ventilating, security, air conditioning, sprinkling and plumbing equipment, fixtures and systems, irrigation, water and power systems and fixtures, engines and machinery, boilers, gas and electric fixtures, radiators, heaters, ranges, furnaces, oil burners or units thereof, elevators and motors, refrigeration plants or units, communication systems, dynamos, transformers, generators, electrical equipment, storm and screen windows, shutters, doors, decorations, awnings, shades, blinds and signs, and trees, shrubbery and other plantings; (b) all furnishings, furniture, appliances, supplies, tools, accessories and operating inventory now or hereafter located on the Real Estate; (c) all building

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materials, fixtures, building machinery and building equipment delivered on site to the Real Estate or any portion thereof during the course of, or in connection with the construction of, or reconstruction of, or remodeling of any Improvements, from time to time during the term hereof; (d) all parts, fittings, accessories, accessions, substitutions and replacements therefor and thereof;
and (e) all proceeds from the sale, transfer or other disposition of any of the foregoing, whether voluntary or involuntary, and all proceeds of the conversion of any of the foregoing into cash or liquidated claims, including without limitation, proceeds of insurance and condemnation awards (collectively, the "Related Property");

                  AND TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging to the Real Estate or any part thereof, hereby mortgaged or intended so to be, or in anywise appertaining thereto (including, without limitation, all rents, issues, income and profits arising therefrom); all streets, alleys, passages, ways, watercourses; all other rights, liberties, easements, covenants and privileges of whatsoever kind or character; the reversions and remainders; and all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well at law as in equity, of Mortgagor, in and to all of the foregoing or any or every part thereof, and all of the estate, right, title and interest of Mortgagor in and to each and every existing and future Residential Living Agreement and lease with respect to all or any portion of the Real Estate, including, without limitation, all rents, issues, income and profits arising therefrom (collectively the "Appurtenances"). All of the Real Estate, Improvements, Related Property and the Appurtenances, are collectively referred to herein as the "Mortgaged Premises".

                  TO HAVE AND TO HOLD the Mortgaged Premises hereby granted and conveyed, or mentioned and intended to be so granted and conveyed, with the appurtenances, unto Mortgagee, forever.

                  AS INDEPENDENT AND SEPARATE SECURITY for the payment of the Indebtedness and performance of the Obligations, Mortgagor hereby grants to Mortgagee as security interest in and lien upon and hereby assigns to Mortgagee the following (collectively, the "Collateral"): (a) all property included in the Mortgaged Premises which might otherwise be deemed "personal property" and the "proceeds" thereof (as defined in the Uniform Commercial Code as in effect from time to time in the ______________________ (the "UCC")), including, without limitation, fixtures, furnishings, furniture, equipment, appliances, machinery, supplies, tools, accessories and operating inventory thereof, (b) all Residential Living Agreements and leases, whether now in existence or hereafter created, together with all rents, issues, income and profits due and to become due thereunder and deposits and other payments made in respect thereof and, upon the occurrence of an Event of Default (as hereinafter defined), confers upon Mortgagee the power to enter upon and take possession of the Mortgaged Premises and to rent the same, either in its own name or in the name of Mortgagor, and to receive the rents, issues, income and profits and to apply the same to the payment of interest, principal, taxes, insurance premiums, repairs, alterations,

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improvements and other expenses in such order of priority as Mortgagee shall determine, but such collection of rents, issues, income and profits shall not operate as an affirmance of any resident, tenant, Residential Living Agreement, lease or sublease in the event that title to all or any part of the Mortgaged Premises should be acquired by Mortgagee or any other purchaser at a foreclosure sale or otherwise, (c) all Accounts (as defined in the UCC), agreements of sale, contract rights, accounts receivable and business records relating to the Mortgaged Premises, together with all deposits and other payments made in respect thereof, and (d) all of Mortgagor's right, title and interest in and to all insurance policies, proceeds of insurance policies and condemnation proceeds applicable to all or any part of the Mortgaged Premises, regardless of who maintains such insurance, including but not limited to Mortgagor or any resident or tenant of the Mortgaged Premises.

                              ADDITIONAL PROVISIONS

                  1. Representations. Warranties and Covenants. Mortgagor represents, covenants, warrants and agrees to and with Mortgagee, as follows:

                           (a) Title; Power. Mortgagor has good and marketable
fee simple title to the Mortgaged Premises, to all rents, issues, income and profits therefrom and to the Collateral, and has the right, full power and lawful authority to grant, convey and assign the same to Mortgagee in the manner and form set forth herein. The Mortgaged Premises and the Collateral are free and clear of all liens, encumbrances and other charges whatsoever, excepting only those items expressly excepted from the coverage of the ALTA Loan Policy of Title Insurance issued and dated as of the date hereof by Commonwealth Land Title Insurance Company to, and approved by, Mortgagee (the "Permitted Exceptions"). Mortgagor hereby grants Mortgagee, its successors and assigns, the right of quiet enjoyment and possession of the Mortgaged Premises, and Mortgagor shall defend as to all of the Mortgaged Premises the title of Mortgagee hereby created.

                           (b) Compliance. Except as would not have a material
adverse effect on Mortgagor or the Mortgaged Premises, Mortgagor shall duly observe, conform, obey and comply with, or shall cause due observation, conformance, obedience and compliance with, all Legal Requirements (as defined in the Loan Agreement) affecting all or any part of the Mortgaged Premises or the occupancy thereof, the business or operations now or hereafter conducted thereon or the Collateral, and Mortgagor will comply and will ensure that the Mortgaged Premises and the Collateral hereafter continuously complies with all applicable environmental and other Legal Requirements; provided, however, that if Mortgagor in good faith and by appropriate legal action contests the validity or application of any such Legal Requirement, then Mortgagor's failure to comply with any such Legal Requirement, shall not be an Event of Default so long as the contest (i) operates to prevent enforcement thereof or the potential sale, forfeiture or loss of the Mortgaged Premises, (ii) does not interfere with the development, use, occupancy or operations of

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the Mortgaged Premises, the rent, fees and/or charges payable by residents of the Mortgaged Premises and the timely payment of all sums due hereunder, and
(iii) is maintained and prosecuted with diligence and has not been terminated or discontinued adversely to Mortgagor.

                           (c) Payment and Performance. Mortgagor shall pay to
Mortgagee, in accordance with the terms of the Note, the Loan Agreement and this Mortgage, all the Indebtedness, and shall perform and comply with all of the material Obligations.

                           (d) Taxes and Other Charges. Mortgagor shall promptly
pay or cause to be paid when due and payable and before interest or penalties shall accrue thereon, without any deduction, defalcation or abatement, all taxes, assessments, water and sewer rents and all other charges or claims which may be assessed, levied or filed at any time against Mortgagor, the Mortgaged Premises, the Collateral or any part thereof or against the interest of Mortgagee therein, or which by any present or future law may have priority over the indebtedness secured hereby either in lien or in distribution out of the proceeds of any judicial sale. Mortgagor, if and as requested by Mortgagee, shall produce to Mortgagee, not later than ten (10) days prior to the dates when any of the same shall commence to bear interest or penalties, receipts for the payment thereof. Notwithstanding the foregoing, if Mortgagor in good faith and by appropriate legal action shall contest the validity or application of any such item or the amount thereof and, at the option of Mortgagee, shall have established on its books or by deposit of cash with Mortgagee a reserve for the payment thereof in such amount as Mortgagee may require, and Mortgagee has consented in writing to such action, then Mortgagor shall not be required to pay the item or to produce the required receipts while the reserve is maintained and so long as the contest operates to prevent collection, to stay any proceedings which may be instituted to enforce payment of such item and to prevent a sale of the Mortgaged Premises or the Collateral to pay such item (unless required by law as a condition of such contest), such contest is maintained and prosecuted with diligence, and shall not have been terminated or discontinued adversely to Mortgagor. Mortgagor shall not apply for or claim any deduction, by reason of this Mortgage, from the taxable value of all or any part of the Mortgaged Premises or the Collateral. It is expressly agreed that no credit shall be claimed or allowed on the interest payable on the Note because of any taxes or other charges paid.

              (e) Insurance.

                  (i) Mortgagor shall, from and after the date hereof and at all times while this Mortgage is in force or the Note remains outstanding, maintain at Mortgagor's expense insurance in amounts, with deductibles and with companies satisfactory to Mortgagee. Without limiting the generality of the foregoing, Mortgagor shall maintain the following minimum coverages and shall not carry separate insurance, concurrent in kind or form, unless otherwise agreed to in writing by Mortgagee:

                           (A) insurance which complies with the workers'
compensation and employers' liability laws of all states in which Mortgagor shall have employees;

                           (B) comprehensive general liability insurance
covering all operations of Mortgagor and with a combined single limit of not less than $3,000,000.00 per occurrence for bodily injury (including death) and property damage;

                           (C) during the course of any construction,
reconstruction, remodeling or repair of Improvements, builders' all-risk extended coverage insurance in amounts based upon the replacement value of the improvements (excluding roads, foundations, parking areas, paths, walkways and like improvements), including coverage for loss of contents and endorsed to provide that occupancy by any person shall not void such coverage;

                           (D) following completion of construction and prior to
occupancy by any person, fire, extended coverage, vandalism and malicious mischief insurance in an amount equal to the replacement value of the Improvements, including coverage for loss of contents owned by Mortgagor (but excluding the costs of all excavations and foundations and footings below the lowest basement floor), but in no event less than the outstanding principal amount of the Note, which policy shall contain a replacement cost endorsement;

                           (E) automobile liability insurance covering all
owned, non-owned and hired vehicles used by Mortgagor in the conduct of its business, with a combined single limit for bodily injury (including death) and property damage of not less than $1,000,000.00 per occurrence;

                           (F) umbrella liability insurance concurrent with the
coverages named in subparagraphs (B), (C), (D) and (E) of this Paragraph 1(e)(i), in an amount not less than $5,000,000.00;

                           (G) if the Mortgaged Premises is in an area
designated by the Secretary of Housing and Urban Development as having special flood hazards, flood insurance on the improvements on the Mortgaged Premises and any and all personal property used or to be used in connection therewith;

                           (H) following completion of construction and prior to
occupancy by any resident, business interruption insurance and/or "loss of rental value" insurance, as appropriate, for a period of twelve (12) months in an amount equal to the gross income from the Mortgaged Premises for a period of twelve (12) months, as determined from time to time to be reasonably satisfactory to Mortgagee; and

                           (I) such other insurance, and in such amounts, as
reasonably required by Mortgagee from time to time.

                  (ii) Upon execution hereof, Mortgagor shall furnish to Mortgagee duplicate copies of such policies of insurance or certificates of Mortgagor's insurance agent certifying to the insurance required and including photocopies of all policies certified by such agent to be true and correct, in each case specifying the expiration date. Not less than thirty (30) days prior to the expiration of any such coverage, Mortgagor shall deliver to Mortgagee a duplicate policy or certificate evidencing the renewal of such coverage and the payment of all premiums.

                  (iii) The liability insurance policies required under subparagraphs (B) and (F) shall name Mortgagee as an additional insured and the policies required under subparagraphs (C), (D) and (G) shall name Mortgagee as mortgagee under a standard mortgagee clause. The policy required under subparagraph (H) shall name Mortgagee as loss payee under a loss payable endorsement. All policies shall be issued by and maintained with companies acceptable to Mortgagee.

                  (iv) Each insurance policy shall be on a nonreporting and noncontributing form basis and shall contain a provision (A) requiring the insured to notify Mortgagee, in writing and at least thirty (30) days in advance, of any cancellation or material change in the policy, (B) stating that any loss otherwise payable thereunder shall be payable to Mortgagee notwithstanding any act or neglect of the insureds and notwithstanding the occupation or use of the Mortgaged Premises for purposes more hazardous than permitted by the terms of such policy, any change in title to or ownership of the Mortgaged Premises, or any provision of the policy relieving the insurer thereunder of liability for any loss by reason of the existence of other policies of insurance covering the Mortgaged Premises against the peril involved, whether or not collectible, and (C) excluding Mortgagee from the operation of any coinsurance clause.

                  (v) If the insurance, or any part thereof, shall expire, or be withdrawn, or become void or unsafe, in the opinion of Mortgagee, by reason of Mortgagor's breach of any condition thereof, or by reason of the failure or impairment of the capital of any company in which the insurance shall be carried, or if for any reason whatsoever the insurance shall be unsatisfactory to Mortgagee, Mortgagor shall place new insurance on the Mortgaged Premises satisfactory to Mortgagee.

                  (vi) In the event of loss to all or any portion of the Mortgaged Premises, Mortgagor shall give immediate written and oral notice thereof to Mortgagee, and Mortgagee may make proof of loss if not made promptly by Mortgagor; provided, however, that any adjustment of proof of loss shall require the prior written consent of Mortgagee. Each insurance company concerned is hereby authorized and directed to make payment under such insurance, including return of unearned premiums, to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor irrevocably appoints Mortgagee as Mortgagor's attorney-in-fact to endorse any draft thereof, which appointment, being for security, is coupled with an interest and is irrevocable.

                  (vii) All policies of insurance required hereunder and all renewals thereof are hereby assigned to Mortgagee as additional security for payment of the indebtedness hereby secured and Mortgagor hereby agrees that, if an Event of Default hereunder shall have occurred and be continuing, any amounts available thereunder upon cancellation or termination of any of such policies or renewals, whether in the form of return of premiums or otherwise, shall be payable to Mortgagee as assignee thereof. If Mortgagee becomes the owner of the Mortgaged Premises, or any part thereof, by foreclosure, deed in lieu thereof, or otherwise, such policies, including all right, title and interest of Mortgagor thereunder, shall become the absolute property of Mortgagee.

                  (viii) Mortgagee shall have the right to retain and apply the proceeds of any such insurance, at its sole election, to reduction of the indebtedness secured hereby, or to require Mortgagor to restore or repair the damaged portion of the Mortgaged Premises. If Mortgagee elects to require Mortgagor to restore or repair the damaged portion of the Mortgaged Premises, such restoration and repair shall be in accordance with plans and specifications approved by Mortgagee, and the proceeds therefor shall be disbursed by Mortgagee to Mortgagor only in accordance with the terms and conditions of the Loan Agreement applicable to the disbursement of loan proceeds as if such loan proceeds were loan advances thereunder. Notwithstanding anything contained in the foregoing to the contrary, (A) provided no Event of Default then exists and
(B) Mortgagee in its reasonable judgment is satisfied that there are sufficient net proceeds to complete restoration of the building(s) and improvements on the Real Estate to substantially the same value, condition and character as existed prior to such damage within the term of the Note (or, in the case of any deficiency, Mortgagor shall have deposited with Mortgagee an amount equal to such deficiency), Mortgagee shall allow the insurance proceeds to be used for restoration of the Mortgaged Premises, such proceeds to be disbursed from time to time as restoration progresses in accordance with the terms and conditions of the Loan Agreement applicable to the disbursement of loan proceeds.

                  (f) Insurance and Tax Escrows. Upon the occurrence and during the continuance of an Event of Default, Mortgagor, at the request of Mortgagee, agrees to pay to Mortgagee, in addition to and at the time of the required payments of Indebtedness, and commencing with the first payment due after the date of such request, a sum equal to the premiums which will next become due on the insurance policies required by this Mortgage, plus taxes, water and sewer rents and assessments next due on the Mortgaged Premises (all as estimated by Mortgagee) together with any sums due for special assessments, charges or claims and any other item which at any time may be or become a lien upon the Mortgaged Premises prior to the lien of this Mortgage, less all sums already paid therefor or deposited with Mortgagee for the payment thereof, divided by the number of payments to become due before one (1) month prior to the date when such premiums, taxes, assessments and other charges will become due, such sums to be held by Mortgagee, without interest, to pay such premiums, taxes and assessments when due. If the amount of such deposits shall exceed payments made by Mortgagee for such premiums, taxes and assessments, the excess shall be credited on account of subsequent deposits to be made by Mortgagor. If such deposits shall be insufficient to pay such insurance premiums, taxes and assessments when due, Mortgagor shall pay to Mortgagee the amount of the deficiency no later than the first day of the month following determination of the deficiency. No amount so paid shall be deemed to be trust funds but may be commingled with general funds of Mortgagee, and no interest shall be paid to Mortgagor on such funds. If, pursuant to any provision of the Note, the Loan Agreement or this Mortgage, the whole amount of the principal debt secured hereby becomes due and payable, Mortgagee shall have the right, at its sole election, to apply any amount so held against the entire Indebtedness.

                  (g) Waste; Maintenance; Alterations; Compliance. Mortgagor shall (i) abstain from and shall not permit the commission of waste in or about the Mortgaged Premises, (ii) maintain the Mortgaged Premises and the Collateral in good order and condition, reasonable wear and tear excepted, and, except with respect to any undeveloped portion thereof, in a rentable and tenantable state of repair, (iii) make or cause to be made, as and when necessary, all repairs and replacements, structural and non-structural, exterior and interior, ordinary and extraordinary, foreseen and unforeseen, whether or not the same may be necessary by reason of fire or other casualty and whether or not insurance proceeds are available therefor, (iv) not remove or demolish the buildings or other Improvements now or hereafter erected upon the Real Estate, nor alter the design or structural character of any building or other Improvements, now or hereafter erected thereon so as to diminish the value thereof, unless Mortgagee shall first consent thereto in writing (other than such renovations and construction as is permitted and required by the Loan Agreement) and (v) comply with all Legal Requirements and all licenses, permits, approvals and restrictions affecting the Mortgaged Premises and the Collateral, including, without limitation, deed restrictions.

                           (h) Residential Living Agreements.

                                    (i) Mortgagor shall timely perform all of
its obligations under the terms and conditions of all Residential Living Agreements affecting the Mortgaged Premises and expressly covenants that it shall not accept rent, fees or charges therefor in advance for a period of more than one (1) month.

                                    (ii) Mortgagor represents that there are no
Residential Living Agreements, leases or agreements to lease all or any part of the Real Estate now in effect, except those specifically set forth in the Assignment of Leases, and assigned to Mortgagee hereunder and by the Assignment of Leases. Mortgagor shall execute, acknowledge and deliver to Mortgagee assignments of all future Residential Living Agreements and leases of all or any portion of the Real Estate in form and substance satisfactory to Mortgagee and shall at the request of Mortgagee, at Mortgagor's expense, record assignments thereof.

                                    (iii) There is no assignment or pledge of
any rents, issues, income and profits of or from the Mortgaged Premises or the Collateral now in effect, except pursuant to the Assignment of Leases. Mortgagor shall not make any assignment or pledge thereof to anyone other than Mortgagee until the Indebtedness is fully irrevocably and indefeasibly paid and this instrument is canceled.

                                    (iv) No existing or future Residential
Living Agreement or lease shall be altered or modified to materially reduce the fee payable thereunder without the prior written consent of Mortgagee.


                           (i)  No Transfer; No Other Liens.

                                    (i) Without the prior written consent of
Mortgagee, Mortgagor shall abstain from and shall not cause or permit any conveyance, transfer or other disposition of title to, or an equitable interest in, the Mortgaged Premises, the Collateral or any part thereof (other than by execution on the Note or foreclosure under the Loan Agreement or this Mortgage) voluntarily or by operation of law or any agreement to do any of the foregoing (including but not limited to an installment sale contract) except to an Affiliate of Mortgagor. If Mortgagor is a corporation, a transfer of any stock of Mortgagor shall be deemed to violate this prohibition on transfers; if

Mortgagor is a partnership, a transfer of any partnership interest in Mortgagor shall be deemed to violate this prohibition on transfer; and if Mortgagor is a limited liability company, a transfer of any membership interest in Mortgagor shall be deemed to violate this prohibition on transfer. A consent by Mortgagee to one such transfer or disposition shall not be construed as continuing or as a bar to or waiver of the requirement the Mortgagor obtain the prior written consent of Mortgagee to any other subsequent transfer or disposition.

                                    (ii) Without the prior written consent of
Mortgagee, Mortgagor shall not lease any personal property, as lessee, which is now or hereafter intended to be a part of the Mortgaged Premises or the Collateral or is necessary for the operation of Mortgagor's business at the Mortgaged Premises or the Collateral, or create or cause or permit to exist any lien on, or security interest in the Mortgaged Premises or Collateral, including any furniture, fixtures, appliances, equipment, funds or other items of personal property which are intended to be or become part of the Mortgaged Premises or the Collateral.

                                    (iii) Mortgagor shall not, without the prior
written consent of Mortgagee, create or cause or permit to exist (voluntarily or involuntarily) any lien (other than the lien of this Mortgage), encumbrance or charge on, or security interest in, all or any part of the Mortgaged Premises or the Collateral, excepting only the Permitted Exceptions and any such interest existing at law for real estate taxes which are not yet due and payable. If any such lien or encumbrance is filed or entered, Mortgagor shall cause it to be removed of record within fifteen (15) days after it is filed or entered by either paying it, having it bonded in a manner which removes it of record or otherwise having it removed of record. By placing or accepting a mortgage, lien or encumbrance of any type, whether voluntary or involuntary, against the Mortgaged Premises, the holder thereof shall be deemed to have agreed, without any further act or documentation being required, that its mortgage, lien, or encumbrance shall be subordinate in lien priority to this Mortgage and to any future amendments, consolidations or extensions to this Mortgage (including, without limitation, amendments which increase the interest rate on the Note, provide for future advances secured by this Mortgage or provide for the release of portions of the additional Mortgaged Premises or the Collateral with or without consideration).

                                    (iv) The provision of this Paragraph 1(i)
shall be deemed notice to the holder of any subordinate mortgage or other mortgage or lien, whether or not consented to by Mortgagee, that it has been deemed to have waived and relinquishes any rights which it may have, whether under a legal theory of marshaling of assets or any other theory at law or in equity, to restrain Mortgagee from, or recover damages from Mortgagee as a result of, Mortgagee's exercising its various remedies hereunder and under any other documents or instruments evidencing or securing the indebtedness secured hereby, in such order and with such timing as Mortgagee shall deem appropriate in its sole and absolute discretion.

                                    (v) Mortgagee may, at any time or from time
to time, renew, extend or increase the amount of this Mortgage, or alter or modify the terms of this Mortgage or the Note in any way, or waive any of the terms, covenants or conditions hereof or of the Note in whole or in part and may release any portion of the Mortgaged Premises, the Collateral or any other security, and grant such extensions and indulgences in relation to the indebtedness secured hereby as the Mortgagee may determine, without the consent of any junior lienor or encumbrancer and without any obligation to give notice of any kind thereto and without in any manner affecting the priority or the lien hereof on all or any part of the Mortgaged Premises or the Collateral.

                  2.       Assignment of Leases and Rents.

                           Mortgagor hereby absolutely and presently conveys,
transfers and assigns to Mortgagee all Leases and Rents. It is the intention of Mortgagor that the foregoing assignment constitute a present, absolute assignment of the Leases and Rents and not an assignment for additional security only, which gives Mortgagee the present right to collect the rents and apply the Rents in partial payment of the Note. Mortgagor intends that the Leases and Rents be absolutely irrevocably and unconditionally assigned and that they no longer be property of Mortgagor or property of the estate of Mortgagor, as defined in 11 U.S.C.ss. 541. If any law exists requiring Mortgagee to take actual possession of the Mortgaged Premises or the Collateral (or some action equivalent to taking possession of the Mortgaged Premises or the Collateral, such as securing the appointment of a receiver) in order for Mortgagee to "perfect" or "activate" the right and remedies of Mortgagee, Mortgagor waives the benefit of such law. Subject to the terms of this Mortgage and the Assignment of Leases, Mortgagee grants to Mortgagor a license, revocable, as hereinafter provided, to collect and use the Rents subject to the requirements of this Mortgage and the Assignment of Leases. Upon the occurrence of any Event of Default (as defined below), the license granted to Mortgagor herein shall, at Mortgagee's election, be revoked by Mortgagee, and Mortgagee shall immediately be entitled to possession of all Rents collected thereafter (including Rents past due and unpaid) whether or not Mortgagee enters upon or takes control of the Mortgaged Premises. Upon such a revocation of the license granted herein, Mortgagee promptly shall provide Mortgagor with written notice of same. Any Rents collected by Mortgagor from and after the date on which an Event of Default occurred shall be held by Mortgagor in trust for Mortgagee. Mortgagee is hereby granted and assigned by Mortgagor the right, at its option, upon revocation of the license granted herein, to enter upon the Mortgaged Premises in person, by agent or by court appointed receiver to collect the Rents.

                           3. Declaration of No Set-Off. If requested at any
time by Mortgagee, Mortgagor shall promptly (and in any event within ten (10) days after Mortgagee's request) furnish Mortgagee or Mortgagee's designee with a declaration of no set-off, in form and substance satisfactory to Mortgagee or any such designee, certifying, in a writing duly acknowledged, the amount of principal, interest and other charges then owing under the Loan Documents, and whether there are any set-offs or defenses against the same, and, if so, the nature and amount thereof.

                           4. Inspection. Mortgagee and any persons authorized
by Mortgagee shall have the right at any time, upon notice to Mortgagor, to enter upon the Mortgaged Premises during normal business hours to inspect and photograph the condition and state of repair of the Mortgaged Premises and the Collateral.

                           5. Required Notices. Mortgagor shall notify Mortgagee
promptly of the occurrence of any of the following: (a) a fire or other casualty causing damage to the Mortgaged Premises or the Collateral; (b) receipt of notice of eminent domain proceedings or condemnation of all or any portion of the Real Estate; (c) receipt of notice from any governmental authority relating to the structure, use, operation or occupancy of the Mortgaged Premises; (d) receipt of any notice with regard to any Hazardous Discharge (as hereinafter defined) or any other environmental matter affecting the Mortgaged Premises or Mortgagor's interest therein, including a Release (as hereinafter defined) of any Hazardous Substance, request for information, demand letter or notification of potential liability from any entity relating to potential responsibility for investigation or clean-up of Hazardous Substances on the Mortgaged Premises or any other site owned or operated by Mortgagor; (e) substantial change in the occupancy, operation or use of any portion of the Mortgaged Premises or the Collateral; (f) receipt of any notice of the imposition of, or of threatened or actual execution on, any lien on, or security interest in, the Mortgaged Premises; (g) commencement of any litigation or notice of any threat of litigation affecting the Mortgaged Premises or the Collateral; or (h) receipt of any notice from any resident at the Mortgaged Premises alleging a default, failure to perform or any right to terminate its Residential Living Agreement or to set-off rents, fees and/or charges.

                           6. Cure by Mortgagee. If Mortgagor at any time fails
to pay any claim, lien or encumbrance which shall be prior to this Mortgage, or fails to respond promptly to a Release or threat of Release (as hereinafter defined) of a hazardous, toxic or polluting substance or waste including petroleum or petroleum products ("Hazardous Substances"), or an Environmental Complaint (as hereinafter defined), or fails to diligently and expeditiously complete actions necessary to comply with applicable Legal Requirements, or to any notice described in Paragraph 5(d) or Paragraph 19(b) hereof, or to pay when due any tax or assessment or any insurance premium, or to keep the Mortgaged Premises in repair, or to replace or restore as required hereby, or shall commit or permit waste, or if there be commenced any action or proceeding affecting the Mortgaged Premises, the Collateral or the title thereto, Mortgagee, at its option, may pay such claim, lien, encumbrance, tax, assessment or premium, with right of subrogation thereunder, may procure such abstracts or other evidence of title as it deems necessary, may make such cleanup, repairs, replacements or restorations and take such steps as it deems advisable to prevent or cure such failure, and may appear in any such action therein as Mortgagee deems advisable, and for any of such purposes Mortgagee may advance such sums of money as it deems necessary to carry out the foregoing (but in no event shall Mortgagee be under any obligation to do any of the foregoing or to advance any such sums). Mortgagor shall pay to Mortgagee immediately and without demand all sums of money advanced by Mortgagee pursuant to this Paragraph 6, together with interest on each advance at the Default Rate, as defined in the Note, and all such sums and interest thereon shall be secured hereby.

                           7. Change in Laws. In the event of the passage, after
the date of this Mortgage, of any law deducting from the value of lands, for the purpose of taxation, any lien thereon, or imposing upon Mortgagee the obligation to pay the whole, or any part, of the taxes, assessments, charges or liens herein required to be paid by Mortgagor, the entire unpaid balance of the indebtedness secured by this Mortgage shall, at the option of Mortgagee and after sixty (60) days notice to Mortgagor, become due and payable; provided, however, that if Mortgagee requests that Mortgagor pay such taxes, assessments, charges or liens, or to reimburse Mortgagee therefor, and Mortgagor lawfully makes payment thereof or reimburses Mortgagee therefor, then there shall be no such acceleration of the time for payment of the unpaid balance of the Indebtedness.

                           8. Retention of Counsel. If Mortgagee retains the
services of counsel by reason of a claim of a default or an Event of Default hereunder or under the other Loan Documents, or on account of any matter involving Mortgagor's title to the Mortgaged Premises, the Collateral or the security interest intended to be granted hereby, including, without limitation, review of easements, amendments to the Loan Documents, other related agreements or documents, any condemnation proceedings, bankruptcy proceedings, or proceedings involving defects in title which are not covered by Mortgagee's title insurance policy, or for examination of matters subject to Mortgagee's approval under the Loan Documents, all costs of suit, if any, and all reasonable attorneys' fees shall forthwith become due and payable and shall be secured hereby. If Mortgagee shall institute legal proceedings to foreclose this Mortgage or enter judgment on the Note, Mortgagor shall pay all expenses, including attorneys' fees as herein provided and court costs, of Mortgagee in connection with all such proceedings, whether or not otherwise legally chargeable to Mortgagor, together with interest at [the higher of the judgment rate or] the Default Rate (as defined in the Note) until actual payment is made of the full amount due Mortgagee, and all such sums shall be secured hereby.

                           9. Events of Default. Each of the following shall
constitute an event of default ("Event of Default") hereunder:

                           (a) The occurrence of any Event of Default under and
as defined in the Loan Agreement, Note or any other Loan Document.

                           (b) The failure of Mortgagor to perform any term,
covenant or agreement in this Mortgage.

                           (c) Any representation or warranty of Mortgagor
hereunder shall have been untrue or incorrect in any material respect.

                           (d) Mortgagor's delivery to Mortgagee of a notice
under 42 Pa.C.S.A. ss.8143(c) or if any third party provides notice to Mortgagee under 42 Pa.C.S.A. ss.8143(b) and the effect of such notice is to materially impair Mortgagee's interest in the Mortgaged Premises or the Collateral.

                  10.      Remedies.

                           (a) Acceleration. Upon the occurrence of any Event of
Default, the Indebtedness shall become immediately due and payable, at the option of Mortgagee, without further notice or demand.

                           (b) Remedies. When the entire indebtedness evidenced
by the Note shall become due and payable, either because of maturity or because of the occurrence of any Event of Default, or otherwise, then Mortgagee may exercise the following remedies as well as any and all other remedies available at law:

                                    (i) Mortgagee may institute any one or more
actions of mortgage foreclosure against all of any part of the Mortgaged Premises or the Collateral, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the principal debt, with interest at the Interest Rate defined in the Note to the date of default, and thereafter at the Default Rate, together with all other sums due by Mortgagor in accordance with the provisions of the Note and this Mortgage, including all sums which may have been loaned by Mortgagee to Mortgagor after the date of this Mortgage, and all sums which may have been advanced by Mortgagee for taxes, water or sewer rents, charges or claims, payments on prior liens, insurance, utilities or repairs to the Mortgaged Premises, all costs of suit, together with interest at the Default Rate defined in the Note on any judgment obtained by Mortgagee from and after the date of any Sheriff or other judicial sale until actual payment is made of the full amount due Mortgagee, and reasonable attorneys' fees and expenses; and

                                    (ii) Mortgagee may enter into possession of
the Mortgaged Premises and the Collateral, with or without legal action, and by force if necessary; collect therefrom all rentals (which term shall also include sums payable for use and occupation under all Residential Living Agreements) and, after deducting all costs of collection and administration expense, apply the net rentals to any one or more of the following items in such manner and in such order of priority as

Mortgagee, in Mortgagee's sole discretion, may elect: the payment of any sums due under any prior lien, taxes, water and sewer rents, charges and claims, insurance premiums and all other carrying charges, and to the maintenance, repair or restoration of the Mortgaged Premises, and on account and in reduction of the principal and interest, or both, hereby secured; in and for that purpose Mortgagor hereby assigns to Mortgagee all rentals due and to become due under any lease or leases or rights to use and occupation of the Mortgaged Premises hereafter created, as well as all rights and remedies provided in such lease or leases or at law or in equity for the collection of the rentals.

                           (c) Right to Recover. Mortgagee shall have the right,
from time to time, to bring an appropriate action to recover any sums required to be paid by Mortgagor under the terms of this Mortgage, as they become due, without regard to whether or not the Indebtedness shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of mortgage foreclosure, or any other action, for any default by Mortgagor existing at the time the earlier action was commenced.

                           (d) Sale. Any real estate sold pursuant to any writ
of execution issued on a judgment obtained by virtue of the Note or this Mortgage, or pursuant to any other judicial proceedings under the Mortgage, may be sold in one parcel, as an entirety, or in such parcels, and in such manner or order as Mortgagee, in its sole discretion, may elect.

                           (e) Appointment of Receiver. Mortgagee shall have the
absolute and unconditional right to have a receiver appointed for the Mortgaged Premises and the Collateral. Such appointment may be made either before or after sale, without notice, without the need to establish waste or the absence of any Mortgagor equity in the Mortgaged Premises and without regard to the solvency or insolvency of Mortgagor at the time of application for such receiver and without regard to the then value of the Mortgaged Premises or the Collateral or whether the Mortgaged Premises shall be then occupied as a homestead or not and Mortgagee hereunder or any agent of Mortgagee may be appointed as such receiver. Mortgagor hereby approves of and consents to the appointment of any such receiver upon any Event of Default. Such receiver shall have the power to perform all of the acts permitted Mortgagee pursuant to Paragraph 10(b) above and such other powers which may be necessary or are customarily in such cases for the protection, possession, control, management and operation of the Mortgaged Premises during such period.

                           (f) Application of Collections. All sums collected by
Mortgagee under this Mortgage or under the Note on account of principal or interest or other amounts owing hereunder including, without limitation, costs of collection and attorneys' fees and expenses, may be applied in such order and manner as Mortgagee, in its sole discretion, may elect.

                           (g) INTEREST. INTEREST AT A RATE EQUAL TO THE DEFAULT
RATE SHALL BE DUE ON ANY JUDGMENT OBTAINED BY MORTGAGEE FROM THE DATE OF SUCH JUDGMENT UNTIL ACTUAL PAYMENT IS MADE OF THE FULL AMOUNT OF THE JUDGMENT BY THE SHERIFF OR OTHERWISE. THE OBLIGATIONS OF THE MORTGAGOR AND THE RIGHTS AND REMEDIES OF THE MORTGAGEE HEREUNDER SHALL CONTINUE AFTER AND SURVIVE THE ENTRY OF JUDGMENT THEREUNDER OR UNDER THE OBLIGATION THIS MORTGAGE SECURES, IT BEING THE INTENTION OF THE PARTIES HERETO THAT SUCH RIGHTS, REMEDIES AND OBLIGATIONS SHALL NOT MERGE INTO OR BE EXTINGUISHED BY ANY SUCH JUDGMENT BUT WILL CONTINUE UNTIL ALL SUMS SECURED HEREBY SHALL HAVE BEEN IRREVOCABLY AND INDEFEASIBLY PAID IN FULL.

                  11. Rights and Remedies Cumulative.

                           (a) The rights and remedies of Mortgagee as provided
in this Mortgage, in the Note and in any other Loan Document shall be cumulative and concurrent and are in addition to any other remedies Mortgagee may have at law or in equity; may be pursued separately, successively or together against Mortgagor or against the Mortgaged Premises or the Collateral, or any of them, at the sole discretion of Mortgagee, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

                           (b) Neither Mortgagor nor any other person now or
hereafter obligated for payment of all or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Mortgagee to comply with any request of Mortgagor or of any other person so obligated to take action to foreclose on this Mortgage or otherwise enforce any provisions of the Mortgage or the Note, by reason of the release, regardless of consideration, of all or any part of the security held for the indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner of the Mortgaged Premises or the Collateral and Mortgagee extending the time of payment or modifying the terms of the Mortgage or Note without first having obtained the consent of Mortgagor or such other person; and in the latter event Mortgagor and all such other persons shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Mortgagee.

                           (c) Mortgagee may release, regardless of
consideration, any part of the security held for the indebtedness secured by this Mortgage without, as to the remainder of the security, in any way impairing or affecting the lien of this Mortgage or its priority over any subordinate lien.

                           (d) For payment of the Indebtedness, Mortgagee may
resort to any security held by Mortgagee in such order and manner as Mortgagee may elect. Mortgagor specifically waives the right to require ordering or marshaling of assets in connection with the realization by Mortgagee of the security hereunder.

                           (e) The receipt by Mortgagee of any sums from
Mortgagor after the date on which Mortgagee elects to accelerate the indebtedness secured hereby by reason of a default hereunder, under the Note or any other Loan Document shall not constitute a cure or waiver of such default or a reinstatement of the Note or Mortgage or such other Loan Document, unless Mortgagee expressly agrees, by written notice to Mortgagor, that such payment shall be accepted as a cure or waiver of the default.

                  12. Possession of Mortgaged Premises by Mortgagee. If Mortgagee shall take possession of the Mortgaged Premises as provided herein, Mortgagee may do all or any of the following (provided that nothing herein contained shall obligate Mortgagee to do any of the same): (a) hold, manage, operate, lease and sublease the Mortgaged Premises, to Mortgagor or any other person or persons, on such terms and for such periods of time as Mortgagee may deem proper, and the provisions of any lease or sublease made by Mortgagee pursuant hereto shall be valid and binding upon Mortgagor notwithstanding the fact that Mortgagee's right of possession may terminate or this Mortgage may be satisfied of record prior to the expiration of the term of any such lease; (b) make such alterations, additions, improvements, renovations, repairs and replacements to the Mortgaged Premises as Mortgagee may deem proper; (c) demolish any part or all of the buildings, structures or other improvements on the Real Estate which in the judgment of Mortgagee may be in unsafe condition and dangerous to life or property; (d) remodel such buildings or other Improvements so as to make them available in whole or in part for any business, dwelling, multiple dwelling or other purposes; and (e) collect the rents, issues and profits arising from the Mortgaged Premises, both past due and thereafter becoming due, and apply the same, in order of priority as Mortgagee may determine, to the payment of all charges and commissions incidental to the collection of rents and the management of the Mortgaged Premises and all other sums or charges required to be paid by Mortgagor hereunder or under the Note. All moneys advanced by Mortgagee for the purposes aforesaid and not repaid out of the rents collected shall be added to the principal indebtedness hereby secured and without demand shall be repaid by Mortgagor to Mortgagee, together with interest thereon at the Default Rate set forth in the Note. The taking of possession and collection of rents by Mortgagee as aforesaid shall not be construed to be an affirmation of any lease, or any part thereof, and Mortgagee or any other purchaser at any foreclosure sale may (if otherwise entitled so to do) exercise the right to terminate any lease as though such taking of possession and collection of rents had not occurred.

                  13. Waivers. The granting of an extension or extensions of time by Mortgagee with respect to the performance of any provision of this Mortgage or the Loan Documents on the part of Mortgagor to be performed, or the taking of any additional security, or the waiver by Mortgagee or failure by Mortgagee to enforce any provision of this Mortgage or the

Loan Documents, or to declare a default with respect thereto, shall not operate as a waiver of any subsequent default or defaults or affect the right of Mortgagee thereafter, to insist upon strict performance by Mortgagor of the terms hereof or to exercise all rights, powers or remedies set forth herein and therein.

                  14.  Condemnation.

                           (a) Mortgagee shall be entitled to receive all sums
which have been or may be awarded Mortgagor for the taking or condemnation of the Mortgaged Premises or any part thereof for any public or quasi-public use or purpose, and any sums which may be awarded Mortgagor for damages caused by public works or construction on or near the Mortgaged Premises. All such proceeds and awards are hereby assigned to Mortgagee, and Mortgagor, upon request by Mortgagee, agrees to make, execute and deliver any additional assignments or documents which may be necessary from time to time to enable Mortgagee, at its option, to collect and receive the same. Mortgagee shall have the right to retain and apply all such proceeds and awards, at its election, to reduction of the indebtedness secured hereby or to require Mortgagor to apply such proceeds and awards to the repair and restoration of the Mortgaged Premises in the same manner as set forth in Paragraph 1(e)(viii) hereof with respect to insurance proceeds. No settlement of any such award shall be made by Mortgagor without Mortgagee's prior written consent.

                           (b) Notwithstanding anything contained in the
foregoing to the contrary, (i) provided no Event of Default then exists and (ii) Mortgagee in its reasonable judgment is satisfied that there are sufficient net proceeds to complete restoration of the building(s) and improvements on the Real Estate to substantially the same value, condition and character as existed prior to such condemnation within the term of the Note (or, in the event of a deficiency, Mortgagor deposits an amount equal to any such deficiency), Mortgagee shall allow the condemnation proceeds to be used for restoration of the Mortgaged Premises, such proceeds to be disbursed from time to time as restoration progresses in accordance with the terms and conditions of the Loan Agreement applicable to the disbursement of loan proceeds.

                           (c) If the amount of the initial award of damages for
the taking or condemnation is insufficient to pay in full the indebtedness secured hereby with interest and other appropriate charges and other sums secured hereby, Mortgagee shall have the right to prosecute to final determination or settlement an appeal or other appropriate proceedings in the name of Mortgagee or Mortgagor, for which Mortgagee is hereby appointed attorney-in-fact for Mortgagor, which appointment, being for security, is coupled with an interest and is irrevocable. In that event, the expenses of the proceeding, including attorneys' fees as aforesaid, shall be paid first out of the proceeds, and only the excess, if any, paid to Mortgagee shall be credited against the amounts due under the Note and this Mortgage.

                           (d) Nothing herein shall limit the rights otherwise
available to Mortgagee, at law or in equity, including the right to intervene as a party to any condemnation proceeding; and Mortgagee is hereby expressly given the right to intervene as a party to, and otherwise participate in, any such proceeding, to engage counsel on its behalf, and to add the reasonable attorneys' fees of any such counsel to the amounts secured hereby.

                  15. Security Agreement.

                           (a) This Mortgage constitutes a security agreement
under the UCC, and Mortgagor hereby grants to Mortgagee a security interest in and lien on all of the Collateral under the UCC and under any other applicable law. Mortgagor shall execute, deliver, file and refile any financing statements, continuation statements, or other security agreements Mortgagee may require from time to time to confirm the lien of this Mortgage with respect to such property. Without limiting the generality of the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file such financing statements, continuation statements and other documents necessary to carry out the provisions hereof, to carry out the purposes hereof or to confirm the priority of the lien created hereby, for and on behalf of Mortgagor, which appointment, being for security, is coupled with an interest and is irrevocable. The security agreement contained in this Mortgage shall survive any discharge of this Mortgage for so long as any Indebtedness remains unpaid under the Note or any other Loan Document.

                           (b) In addition to any other remedies granted in this
Mortgage, Mortgagee may, upon the occurrence of an Event of Default, proceed under the UCC and any other applicable law as to all or any part of the Collateral and shall have and may exercise, with respect to the Collateral, all rights, remedies and powers of secured party under the UCC and any other applicable law, including, without limitation, the right and power to sell at public or private sale or sales, or otherwise dispose of, lease or utilize the Collateral or any parts thereof in any manner authorized or permitted under the UCC and any other applicable law after default by debtor, and to apply the proceeds thereof in payment of any costs and expenses and attorney's fees and legal expenses thereby incurred by the Mortgagee, and to the payment of indebtedness secured by this Mortgage in such order and manner as the Mortgagee may elect.

                           (c) Upon the occurrence of an Event of Default,
Mortgagee may take possession of the Collateral and enter upon any premises where the same may be situated for such purpose without being guilty of trespassing and without liability for damages thereby, and take any action deemed necessary or appropriate or desirable by Mortgagee, at its option, to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition as herein authorized.

                           (d) To the extent permitted by law, Mortgagor
expressly waives any notice of sale or other disposition of the Collateral and any other rights or remedies of a debtor or formalities prescribed by law relative to a sale or disposition of the Collateral or exercise of any other right or remedy of Mortgagee existing after default of Mortgagor hereunder; and to the extent any such notice is required and cannot be waived, Mortgagor agrees that if such notice is mailed, postage prepaid, to Mortgagor at its address shown above, at least ten (10) days before the time of sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any statutory or other requirement for the giving of such notice. Upon the occurrence of an Event of Default, Mortgagee shall have the right, at its option, to transfer at any time to itself or its nominee, the Collateral or any part thereof, and to receive the monies, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for the Indebtedness or to apply it to principal or interest and other amounts owing on any of the Indebtedness in such order and manner as Mortgagee may elect. All rights to marshaling of assets of Mortgagor, including any such right with respect to the Collateral, are hereby waived.

                           (e) Mortgagee may require Mortgagor to assemble the
Collateral and make it available to Mortgagee at a place to be designated by Mortgagee that is reasonably convenient to both parties. All expenses of retaking, holding, preparing for sale, lease or other use, and of disposition, selling, leasing or otherwise using or disposing of the Collateral and the like which are incurred or paid by Mortgagee as authorized or permitted hereunder, including all attorneys' fees, legal expenses and costs shall be added to the indebtedness secured by this Mortgage and Mortgagor shall be liable therefor.

                  16. Further Assurances. Mortgagor shall execute and deliver such further instruments and perform such further acts as may be reasonably requested by Mortgagee from time to time to confirm the provisions of this Mortgage, the Loan Agreement or the Note, to carry out more effectively the purposes of this Mortgage or the Loan Documents, or to confirm the priority of the lien created by this Mortgage on any property, rights or interests encumbered or intended to be encumbered by the lien of this Mortgage or the other documents securing the Note.

                  17. No Offset. All sums payable by Mortgagor herein shall be paid without notice, demand, counterclaim, setoff, deduction or defense, without abatement, suspension, deferment, diminution, or reduction, and the obligation and liabilities of Mortgagor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of (a) any damage to or destruction of or any condemnation or similar taking of the Mortgaged Premises or any part thereof; (b) any restriction or prevention of or interference with any use of the Mortgaged Premises or any part thereof; (c) any title defect or encumbrance or any eviction from the Mortgaged Premises or any part thereof by title, paramount or otherwise; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Mortgagee, or any action taken with respect to this Mortgage by any trustee or receiver of Mortgagee or by any court in any such proceeding; (e) any claim which Mortgagor has or might have against Mortgagee; (f) any default or failure on the part of Mortgagee to conform or comply with any of the terms hereof or any other document or agreement entered into with Mortgagor; or (g) any other occurrences whatsoever, whether or not Mortgagor shall have notice or knowledge of any of the foregoing. Mortgagor waives all rights now and hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Mortgagor.

                  18. Miscellaneous Provisions.

                  (a) Mortgagee as Party to Litigation. If Mortgagee shall become a party, as plaintiff or defendant, to any suit or legal proceeding brought by or against any third party affecting the lien hereby created on the Mortgaged Premises or in any way involving Mortgagee on account of its position as Mortgagee under this Mortgage, as payee under the Note or the Loan Agreement or as assignee under the Assignment of Leases or any other assignment or Loan Document, Mortgagor shall indemnify, defend, and hold harmless Mortgagee from and against all claims, losses or liabilities by reason of such litigation, including reasonable attorney's fees and expenses incurred by Mortgagee in any such litigation, whether or not any such litigation is prosecuted to judgment. Mortgagor agrees to pay to Mortgagee on demand its costs, expenses and attorneys' fees as aforesaid in any such suit or proceeding.

                  (b) Stamps or Taxes on Mortgage or Notes. Mortgagor agrees to pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Mortgage or the Note or the Loan Agreement, or any tax directly or indirectly on Mortgagee with respect to the Mortgaged Premises, the Collateral the value of Mortgagor's equity therein, or the indebtedness evidenced by the Note or secured by this Mortgage, but excluding any tax on the income of Mortgagee.

                  (c) Construction of Terms. The word "Mortgagor" whenever used herein is intended to and shall be construed to include its successors and assigns permitted hereunder and the word "Mortgagee" whenever used herein is intended to and shall be construed to include its successors and assigns.

                  (d) Binding Obligation. All covenants, agreements, authorizations, waivers, releases, rights, representations and warranties contained in this Mortgage made or given by or on behalf of Mortgagor shall be binding upon Mortgagor's successors in title or interest and Mortgagor's heirs, executors, administrators, successors and assigns, whether so expressed or not, and all covenants, agreements, authorizations, waivers, releases, rights, representations and warranties contained herein shall inure to the benefit of Mortgagee and its successors and assigns.

                  (e) Communications.

                           (i) All notices and other communications required or
permitted by this Mortgage shall be given in accordance with Section 8.7 of the Loan Agreement.

                           (ii) Mortgagee shall not be required to give notice
under more than one Loan Document with respect to the same occurrence or omission and any communication given by Mortgagee hereunder or under any of the other Loan Documents with respect to such occurrence or omission shall be deemed to be a notice under all of the Loan Documents. From and after the effective date of such notice, the time periods for cure or other action by Mortgagor shall run concurrently as to all Loan Documents.

                  (f) Covenant Running with the Land. Any act or agreement to be done or performed by Mortgagor shall be construed as a covenant running with the land and shall be binding upon Mortgagor and its heirs, executors, successors and assigns as if they personally made such agreement.

                  (g) Captions. The captions preceding the text of the paragraphs or subparagraphs of this Mortgage are inserted for convenience of reference only and shall not constitute a part of this Mortgage, nor shall they in any way affect its meaning, construction or effect.

                  (h) Severability. If any provision of this Mortgage or the application thereof is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall not be affected thereby, and each provision of this Mortgage shall be valid and enforceable to the fullest extent permitted by law.

                  (i) Governing Law. This Mortgage shall be governed by and construed in accordance with the law of the Commonwealth of Pennsylvania (but not including the choice of law provisions thereof).

                  (j) Modifications. Neither this Mortgage nor the Note, the Loan Agreement, or any of the Loan Documents may be supplemented, extended or otherwise modified except by agreement in writing between Mortgagee and Mortgagor.

                  (k) JURISDICTION; TRIAL BY JURY. MORTGAGOR HEREBY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE COURTS OF THE ______________ AND THE COURTS OF THE UNITED STATES DISTRICT COURT LOCATED IN ________________________________, IN ANY AND ALL ACTIONS OR PROCEEDINGS ARISING HEREUNDER OR PURSUANT HERETO, AND IRREVOCABLY AGREES TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS SET FORTH HEREIN OR SUCH OTHER ADDRESS AS MORTGAGOR MAY DIRECT BY NOTICE TO MORTGAGEE. MORTGAGOR IRREVOCABLY AS AN INDEPENDENT COVENANT WAIVES A JURY TRIAL AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING BETWEEN MORTGAGOR AND MORTGAGEE, WHETHER HEREUNDER OR OTHERWISE.

                  (l) Joint and Several Liability. If Mortgagor consists of more than one person, all agreements, conditions, covenants, provisions, stipulations, warrants of attorney, authorizations, waivers, releases, options, undertakings, rights and benefits made or given by Mortgagor shall be joint and several, and shall bind and affect all persons who are defined as "Mortgagor" as fully as though all of them were specifically named herein wherever the word "Mortgagor" is used.

                  (m) Future Advances. This Mortgage is given to secure and hereby secures, among other things, all future advances and obligations of Mortgagor to Mortgagee incurred or to be incurred pursuant to the terms of the Loan Agreement, the Note and this Mortgage, including, but not limited to, all advances made with respect to the Mortgaged Premises and the Collateral for the payment of taxes, assessments, maintenance charges, insurance premiums or costs incurred for the protection of the Mortgaged Premises or Collateral or the lien of this Mortgage, expenses incurred by Mortgagee by reason of a default by Mortgagor under this Mortgage or any other Loan Document. This Mortgage secures all advances authorized under _________________.

                  19. Environmental Matters.

                  (a) The Mortgagor represents, covenants and warrants that:

                                    (i) the Mortgaged Premises, and the
operations being conducted thereon have been and will be operated in compliance with all applicable environmental Legal Requirements and all permits, licenses and approvals required thereunder have been obtained and complied with in all material respects;

                                    (ii) no Hazardous Substances have been or
are being emitted, released, spilled, discharged, leaked, dumped or disposed (each, a "Release") or pose a threat of Release at, upon, under, within, or from the Mortgaged Premises;

                                    (iii) there are no aboveground or
underground storage tanks, radon, asbestos materials, PCBs or urea formaldehyde insulation at, upon, under or within the Mortgaged Premises;

                                    (iv) the Mortgaged Premises has never been
used for the treatment, storage, recycling, or disposal of Hazardous Substances;

                                    (v) no Hazardous Substances are present at
the Mortgaged Premises excepting small quantities of petroleum and chemical products, in proper storage containers, as are necessary for the construction or operation of the business of Mortgagor, and the usual waste products therefrom stored and handled in full compliance with environmental Legal Requirements ("Permitted Substances"). Other than Permitted Substances, Mortgagor will not place or permit to be placed any Hazardous Substances on the Mortgaged Premises;

                                    (vi) there is no basis for the imposition of
any lien based on any governmental environmental action at the site, and no such lien has been imposed and none is threatened;

                                    (vii) its grantor was not required to and
did not place a notice in the deed to the Mortgaged Premises related to presence of Hazardous Substances at the Mortgaged Premises as required by 35 P.S. Section 6018.405 or otherwise;

                                    (viii) neither the Mortgagor nor, to the
best of its knowledge after diligent inquiry, any other person or entity has been, is or will be involved in operations upon the Mortgaged Premises which could lead to the imposition of environmental liability on Mortgagor, or on any other subsequent or former owner of the Mortgaged Premises or the creation of an environmental lien on the Mortgaged Premises; and

                                    (ix) Mortgagor has not permitted, and will
not permit, any resident, occupant or other user of the Mortgaged Premises to engage in any activity with respect to the use, manufacturing, generation, treatment, processing, storage, recycling or disposal of any Hazardous Substances that could impose environmental liability on such resident, occupant or user, on the Mortgagor or on any owner or operator of any of the Mortgaged Premises.

                           (b) In the event the Mortgagor obtains, gives or
receives notice of any Release or threat of Release of any Hazardous Substances at the Mortgaged Premises (any such event being hereinafter referred to as a "Hazardous Discharge") or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at the Mortgaged Premises, demand letter or complaint, order, citation, or other notice with regard to any Hazardous Discharge or any other environmental matter affecting the

Mortgaged Premises or Mortgagor's interest therein (an "Environmental Complaint") from any person or entity, including any federal, state or local government authority, then the Mortgagor shall, within five (5) business days, forward a copy of same to Mortgagee and give written notice of same to the Mortgagee detailing facts and circumstances giving rise to the Hazardous Discharge or Environmental Complaint. Such information is to be provided to allow Mortgagee to protect its security interest in the Mortgaged Premises.

                           (c) Promptly upon the written request of the
Mortgagee, which written request may be made by the Mortgagee only with the reasonable belief that there has been an actual or alleged violation of environmental Legal Requirements or a Hazardous Discharge at the Mortgaged Premises, or in the event of notice to Mortgagee of a Hazardous Discharge or presence of Hazardous Substances at the Mortgaged Premises or an environmental condition forming the basis of the Environmental Complaint, or there has been an Event of Default, the Mortgagor at its sole expense shall provide Mortgagee with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of the Mortgagee, assessing with a reasonable degree of certainty the existence of a Hazardous Discharge, presence of Hazardous Substances or such other environmental condition and an estimate of the potential cost in connection with investigation, removal, remedial action or other response action with respect to any Hazardous Substance found on, under, at or within the Mortgaged Premises or the potential cost to cure or fully respond to such environmental condition.

                           (d) If the estimate described in subparagraph (c)
above, individually or in the aggregate, exceeds $5,000, Mortgagee shall have the option of declaring such occurrence an Event of Default hereunder or requiring Mortgagor to post a bond in favor of Mortgagee in an amount equal to 125% of such estimate, issued by an institutional surety satisfactory to Mortgagee. In the event the Mortgagee requires such a bond, it shall be posted within thirty (30) days of Mortgagee's request and Mortgagor shall diligently and in good faith commence and thereafter continually pursue the appropriate investigation, removal, remedial action or other response or action to Mortgagee's satisfaction.

                           (e) If the Environmental Complaint or Hazardous
Discharge is the subject of any governmental inquiry, investigation or audit, failure by Mortgagor to comply with any requirement imposed as a result of such governmental action shall be an Event of Default hereunder.

                           (f) Mortgagor shall defend and indemnify the
Mortgagee and hold Mortgagee harmless from and against all losses, liabilities, damages and expenses (including, without limitation, reasonable attorneys' fees and expenses), claims, costs, fines and penalties suffered or incurred by the Mortgagee, whether as holder of this Mortgage, as a mortgagee in possession, or as successor-in-interest to the Mortgagor by foreclosure deed or deed in lieu of foreclosure, under or on account of (i) any environmental Legal Requirement, including the assertion of any lien thereunder, with respect to any violation or non-compliance with environmental Legal Requirements, an Environmental Complaint or Hazardous Discharge, (ii) the presence or release of any Hazardous Substance affecting the Mortgaged Premises whether or not the same originates or emanates from the Mortgaged Premises or any contiguous real estate, including any loss of value of the Mortgaged Premises as a result of the foregoing so long as no such loss, liability, damage and expense is attributable to any Hazardous Discharge resulting directly from actions on the part of Mortgagee or (iii) the breach of any of the foregoing environmental representations, warranties or covenants. With respect to Hazardous Discharges, Mortgagor's obligations under this Paragraph 19 shall arise upon the discovery of the presence of any Hazardous Substance at the Mortgaged Premises, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substance, and shall survive the termination of this Mortgage. Mortgagor further waives and releases Mortgagee in its capacity as a secured creditor and/or lender from any claims, liabilities, losses, damages, costs, rights, claims for contribution or defenses Mortgagor may have under common law or environmental Legal Requirements whether known or unknown, fixed or contingent, now in existence or which arise in the future arising from, relating to or resulting from the presence or Release of Hazardous Substances, except to the extent caused by the gross negligence or willful misconduct of Mortgagee.

                  IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered on the date first above written.

                                         MORTGAGOR:


Witness:                                 ______________________________


__________________________               By:___________________________
Name:                                    Name:
                                         Title:

                                         [CORPORATE SEAL]



I hereby certify that the address
of the within-Mortgagee is:


Attention:

---------------------------------
On behalf of the within Mortgagee

__________________________:
                          : ss.
COUNTY OF_________________:


                  On this _______ day of ________________, 1998, before me, a
Notary Public in and for the ___________________ aforesaid, the undersigned officer, personally appeared ___________________, who acknowledged himself to be the __________________________ of ____________, a ___________, and that he, as such ________________, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such _______________.

                  IN WITNESS WHEREOF, I hereunto set my hand and notarial seal.


                                                     __________________________
[Notarial Seal]                                      Notary Public

                                                     My Commission Expires:

                                    EXHIBIT A

                     Legal Description of Mortgaged Premises